United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 31, 2023

Date of Report (Date of earliest event reported)

GLOBALINK INVESTMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41122	36-4984573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1180 Avenue of the Americas, 8th Floor New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-382-4605

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLLI	The Nasdaq Stock Market LLC
Warrants	GLLIW	The Nasdaq Stock Market LLC
Rights	GLLIR	The Nasdaq Stock Market LLC
Units	GLLIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Director

As previously disclosed, Mr. Cliff (Ming Hang) Chong, the chief financial officer of Globalink Investment Inc., a company formed under the laws of Delaware (the “Company”), notified the Company of his resignation as the chief financial officer and a Class III director of the Company, effective March 31, 2023.

On March 31, 2023, the Company’s board of directors (the “Board”) appointed Mr. Kelvin (Zeng Yenn) Chin as the Company’s chief financial officer and a Class III director, with effect from March 31, 2023. The appointment intends to fill the vacancies created by Mr. Cliff (Ming Hang) Chong’s departure. The biographical information of Mr. Kelvin (Zeng Yenn) Chin is set forth below.

Mr. Kelvin (Zeng Yenn) Chin has over 15 years of audit experience, including auditing of issuers seeking initial public offerings. Since September 2021, Mr. Chin has served as the Financial Controller at PG Mall Sdn Bhd. From September 2019 to August 2021, Mr. Chin served as the Disruptive Events Advisory Director at Deloitte Southeast Asia. He was an Operational Director with Herman Corporate Advisory Sdn Bhd, a Malaysian local boutique advisory firm from December 2017 to August 2019. From May 2016 to December 2017, he was an Assurance Senior Manager with Deloitte Southeast Asia after serving as an Assurance Manager in PricewaterhouseCoopers Malaysia from January 2012 to April 2016. Mr. Kelvin (Zeng Yenn) Chin received his Bachelor’s degree in Business from Victoria University in 2007. He obtained his Certified Public Accountant (“CPA”) status in 2012 from CPA Australia and subsequently admitted as a member of the Malaysian Institute of Accountants in 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2023

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer